Exhibit 99.1

https://www.sec.gov/Archives/edgar/data/1582982/000149315222002359/form424b5.htm,

https://www.sec.gov/Archives/edgar/data/1582982/000149315222004305/form424b5.htm and

https://www.sec.gov/Archives/edgar/data/1582982/000149315222012699/form424b5.htm.

ANALYST & INVESTOR DAY

December 2022

A leading healthcare technology company with a complete suite of proprietary, cloud-based solutions for healthcare providers



Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "might," "will," "shall," "should," "could," "intends," "expects," "plans," "goals," "projects," "anticipates," "believes," "seeks," "estimates," "forecasts," "predicts," "possible," "potential," "target," or "continue" or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management's expectations for future financial performance and operating expenditures, expected growth, including our ability to continue as a going concern, to raise additional capital and to succeed in our future operations, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to substantial known and unknown risks, uncertainties, and other factors that may cause our (or our industry's) actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors include our ability to:

- Manage our growth, including acquiring, partnering with, and effectively integrating acquired businesses into our infrastructure and avoiding legal exposure and liabilities associated with acquired companies and assets;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Maintain operations in our offshore offices in a manner that continues to enable us to offer competitively priced products and services;
- Keep pace with a rapidly changing healthcare industry;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards and third-party software platforms and technologies, and protect and enforce all of these and other intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as Executive Chairman and A. Hadi Chaudhry as Chief Executive Officer and President, all of which are critical to our ongoing operations, growing our business and integrating of our newly acquired businesses;
- Comply with covenants contained in our credit agreement with our senior secured lender, Silicon Valley Bank and other future debt facilities;
- Pay our monthly preferred dividends to the holders of our preferred stock;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have;
- Respond to the uncertainty resulting from the ongoing Covid-19 pandemic and the impact it may have on our operations, the demand for our services, our projected results of operations, financial performance or other financial metrics or any of the foregoing risks and economic activity in general; and
- Keep and increase market acceptance of our products and services.

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In this presentation, we disclose certain non-GAAP historical and projected financial measures, including Adjusted EBITDA. We believe that these non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

CareCloud

Before you invest, you should read the registration statement, prospectus supplement, prospectus supplement amendment and other documents CareCloud has filed with the SEC for more complete information about CareCloud and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov or on CareCloud's investor relations web site at ir.carecloud.com. Alternatively, CareCloud, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Bill Korn at (732) 873-5133 x 133 or emailing bkorn@carecloud.com.

CareCloud

CareCloud



A. Hadi Chaudhry

Chief Executive Officer
& President

Presenters

A. Hadi Chaudhry
President and Chief Executive Officer

Steve Link
Chief Operating Officer

Loraine Goetsch & Ali Shaukat
Division President and Senior Vice President of Integrations & General Manager of Offshore Operations

Carey Sambogna & Dashun Monk
Vice President of Client Services at FOX Rehabilitation & Chief Financial Officer at Hutchinson Clinic

Dwight Garvin
Executive Vice President & Chief Operating Officer of medSR

Karl Johnson
President, CareCloud Force

Adeel Sarwar & Dr. Iram Fatima
Chief Technology Officer & Chief Operating Officer, EHR and Digital Health

Bill Korn
Chief Financial Officer

CareCloud

I created CareCloud as an answer to what seemed to be a formidable problem at the time. It was built from the ground up using tenacity and resilience, and it is through these virtues that CareCloud continues to thrive. The CareCloud team was and continues to be uniquely positioned to excel in the most challenging environments.

Mahmud Haq
Founder, CareCloud


MTBC
LISTED

CareCloud at-a-Glance

CareCloud's suite of technology-enabled solutions helps clients increase financial and operational performance, streamline clinical workflows and improve the patient experience. Solution offering includes practice management (PM), electronic health records (EHR), business intelligence, telehealth, revenue cycle management (RCM), and patient experience management (PXM)

Initial Public Offering
CareCloud was founded in 2000, IPO in 2014

Industry Leaders
Industry leading software platforms across clinical, financial and patient experience

$6 Billion
Powering healthcare transactions at scale including $6 billion in insurance claims & patients' receivables

4,000 Employees
4,000 global employees with more than 500 research and development and information technology staff members

40,000 Providers
Approx. 40,000 providers leveraging our products and services in 80 medical specialties

2,600 Medical Practices
Serving more than 2,600 large & small medical practices, hospitals and health systems in all 50 states

Our Growth History

July 2014
Initial public offering and three acquisitions

Nov. 2014-July 2016
Acquired seven different RCM companies

Oct. 2016
Acquired MediGain, LLC

July 2017
Acquired Washington Medical Billing, LLC

July 2018
Acquired Orion Healthcorp, Inc.

Apr. 2019
Acquired Etransmedia Technology, Inc.

Jan. 2020
Acquired CareCloud Corporation & expanded our EHR capabilities

June 2020
Acquired Meridian Billing Management Co. and added world-class BI and RPA solutions

June 2021
Acquired MedMatica Consulting Associates, Inc. & Santa Rosa Staffing & expanded solutions to hospitals

CareCloud

Provider Pain Points

Staffing

Staffing shortages and labor inflation

Reimbursement Challenges

Increased coding complexity

Administrative Burden

Physicians spending more time entering data, less time with patients

Physician Burnout

Doctors working harder and getting paid less

Patient Experience

Higher demand for better experience and tech due to patient burden

Transition to Value-Based Care

Transition requires risk-taking, different model for care delivery

CareCloud

CareCloud's End-to-End Solutions

TECHNOLOGY-ENABLED SOLUTIONS

- Business Intelligence
- Robotic Process Automation
- Release of Information
- Interoperability
- Medical Coding
- Provider Credentialing

DIGITAL HEALTH SOLUTIONS

- Chronic Care Management
- Remote Patient Monitoring
- Telemedicine Solutions

CORE CLOUD-BASED SOFTWARE

- Electronic Health Records
- Practice Management Software
- Patient Experience Management
- Customized Cloud Applications

REVENUE CYCLE MANAGEMENT

HEALTHCARE IT CONSULTING & STAFFING

- Workforce Augmentation
- EHR Optimization & PMO Services
- IT Transformation Consulting
- Activation-as-a-Service & Training
- Hospital RCM Process Improvement
- Technology Services

ADDITIONAL PROVIDER SERVICES

- Group Purchasing Organization
- Medical Practice Management Services
- 3rd Party Connected/Mobile Apps
- Print Fulfillment

CareCloud

"I have been speaking with a patient back and forth the last few weeks in regards to her blood sugar readings being all over the place. We spoke today, and she was so thankful that she has been able to rely on me answering the phone to help her with her sugar concerns. She says she looks forward to talking with me every month and was eager to talk to me this month to tell me how monitoring her sugars has been."

– Care Manager

CareCloud

CareCloud wellness

Chronic Care Management

- Hypertension
- High Cholesterol
- Diabetes
- Obesity

Improving patient satisfaction by proactively managing multiple chronic conditions outside the clinical setting.

Remote Patient Monitoring

Enabling proactive patient engagement by monitoring real-time health data with connected devices.



Enabling a Broad Spectrum of Clients and Partners


Software, Apps & Tools
Technology-enabled Business Solutions
Healthcare Business Services

Small Medical Practices
CareCloud leverages a global workforce to ensure costs are kept low and every medical practice can afford necessary technology

Large Physician Groups
CareCloud can provide a comprehensive package, or customize options to fit into complex systems already adopted by the group

Hospitals & Health Systems
CareCloud's systems are built for interoperability, allowing easy communication of information between every system

Industry Partners
CareCloud's strengths allow us to turn our smaller competitors into customers - or industry partners - by supporting their back-end needs

CareCloud



Steve Link
Chief Operating Officer

30 years of experience in the healthcare and financial services industries, including 8.5 years at athenahealth

Led high-performance teams responsible for RCM of more than $9 billion in annual deposits



Dwight Garvin
Executive Vice President & Chief Operating Officer of medSR

30+ years of experience in healthcare technology, including tenures at athenahealth, Cerner and Deloitte Consulting

Has experience in project management, ambulatory EHR implementation, revenue cycle management, budgeting, and strategic planning



Karl Johnson
President, CareCloud Force

30+ years experience in hospital administration & physician management

Founded a large physician management company in 1997 which was acquired by CareCloud in 2016

CareCloud



Adeel Sarwar
Chief Technology Officer

Has spent 18 years at CareCloud, with extensive experience in designing and developing healthcare products

Unique ability to align revenue growth, strategy, and innovation with IT business goals



Dr. Iram Fatima
Chief Operating Officer,
EHR & Digital Health

Has been with CareCloud for 8 years

5+ years clinical experience as hospitalist in medicine, surgery, and ICU

3+ years experience in managing hospital, clinical, and non-clinical operations



Bill Korn
Chief Financial Officer

Served as CFO for six other businesses where he enabled one business to grow at an 87% CAGR through a combination of acquisitions and organic growth

Spent 10 years with IBM as a member of the senior management team that created IBM's highly successful services strategy in the 1990s

CareCloud



Loraine Goetsch

Division President and Senior Vice President of Integrations

20 years of experience

In-depth understanding of the current and evolving needs of CareCloud's industry and target market



Ali Shaukat

General Manager of Offshore Operations

20 years of experience in healthcare IT, revenue cycle management, and technology industries

5+ years management experience of a team of 4,000+ employees delivering offshore operations

CareCloud



CareCloud

Steve Link

Chief Operating Officer

CareCloud Delivery Team

4,000
CareCloud Global Employees

3,500+
Global Delivery Team Members

- 4 offshore delivery centers across Pakistan and Sri Lanka
- Fully staffed and managed by CareCloud
- Key differentiator for quality output and cost containment
- 4 U.S. regional delivery centers (NJ, CT, FL, CA)
- Extended U.S. remote workforce
- Pay-for-performance incentive plans to drive higher productivity & quality

80+
specialties

Broad domain expertise

20+
Healthcare platforms including leading competitors

Decades of experience across financial and clinical disciplines

CareCloud

CareCloud's End-to-End Solutions

TECHNOLOGY-ENABLED SOLUTIONS

- Business Intelligence
- Robotic Process Automation
- Release of Information
- Interoperability
- Medical Coding
- Provider Credentialing

DIGITAL HEALTH SOLUTIONS

- Chronic Care Management
- Remote Patient Monitoring
- Telemedicine Solutions

CORE CLOUD-BASED SOFTWARE

- Electronic Health Records
- Practice Management Software
- Patient Experience Management
- Customized Cloud Applications

REVENUE CYCLE MANAGEMENT

HEALTHCARE IT CONSULTING & STAFFING

- Workforce Augmentation
- EHR Optimization & PMO Services
- IT Transformation Consulting
- Activation-as-a-Service & Training
- Hospital RCM Process Improvement
- Technology Services

ADDITIONAL PROVIDER SERVICES

- Group Purchasing Organization
- Medical Practice Management Services
- 3rd Party Connected/Mobile Apps
- Print Fulfillment

CareCloud

CareCloud Delivery By The Numbers

CareCloud

19M
Unique patient records

40,000
Medical professionals leveraging our solutions

3,500+
Global delivery team members

50
U.S. states

20+
Years of experience

80+
Clinical specialties

$6B
Annualized collections

CareCloud

CareCloud



Thank You

CareCloud



Loraine Goetsch

Division President
and Senior Vice President
of Integrations



Ali Shaukat

General Manager
of Offshore Operations

Carey Sambogna

Vice President of Client Services
FOX Rehabilitation

The Hutchinson Clinic

Dashun Monk
Chief Financial Officer

Hutchinson CLINIC

Who We Are

- Located in Hutchinson Kansas
- 63 Physicians
- 39 Advanced Practice Providers
- 550+ Employees
- 500K+ Patient Encounters
- 3,600 + Surgeries in our ASC
- 3,400 + Endoscopy Procedures
- 68,000 Prescriptions Filled
- 1.2 Million Lab Test
- 57,603 Radiology Procedures

Main Campus



Locations


1604 Aylward Ave.
ELLSWORTH
135
520 West 5th
RANSOM
235 West Vine St.
DIGHTON
353 West 10th
HOISINGTON
3715 6th St.
GREAT BEND
611 N. Main St
ELLINWOOD
619 S. Clarke
LYONS
619 N. Main St.
McPHERSON
200 E. 8th St.
LARNED
HUTCHINSON
SOUTH HUTCHINSON
700 Medical Center Dr.
NEWTON
203 Watson
PRATT
103 N. Main St.
CHENEY

HutchinsonCLINIC

Previous Challenges

- Lack of Industry Expertise
- Employee Turnover/Redundancy
- Inefficient Operations
- Too Many Days in AR

HutchinsonCLINIC

The Solution – CareCloud

- Revenue Cycle Management Experts
  - Coding of all claims
  - Physician education
  - Patient posting
- Days in AR –reduced by 13%
- Aged AR Reduction – reduced by 9
- Increased Revenue
- True Partnership
- PrecisionBI (Healthcare Analytics Tool)

HutchinsonCLINIC

Thank You

Hutchinson CLINIC

Q&A

CareCloud

ASK US A QUESTION

DROP YOUR QUESTIONS IN THE CHAT BOX FOR THESE PRESENTERS:

A. Hadi Chaudhry
Steve Link
Loraine Goetsch
Ali Shaukat
Carey Sambogna, FOX Rehabilitation
Dashun Monk, Hutchinson Clinic



CareCloud

Dwight Garvin

Executive Vice President
& Chief Operating Officer
medSR

medSR

Company Profile

Founded in 2021 with the merger of Santa Rosa Staffing & MedMatica

Acquired by CareCloud in **2021**

4,000 global employees support over **150 U.S.-based consultants** with an average of over 20 years experience

Serve over **225 hospitals and health systems** nationwide in the past 5 years

4 unique service lines

MedMatica
Consulting Associates

- Revenue Cycle Advisory Services
- On-Demand Staffing

SANTAROSA
STAFFING

- On-Demand Staffing
- Technology Transformation
- Advisory Services
- Activation

- Revenue Cycle Management Services
- Credentialing
- RPA & BI
- Staff Augmentation

CareCloud

CareCloud

Land & Expand

medSR

Technology Transformation

- MEDITECH Implementations & Optimizations (READY-Certified)
- Cerner, Allscripts, NextGen, eCW, Optimizations

Advisory

- Professional Health IT Management
- Strategy & Innovation
- Security & Compliance
- System Evaluation & Selection
- Operational Excellence
- Interim Leadership
- Supply Chain

On-Demand & Activation

- Go-Live Support & Optimization
- Education & Training Services
- Legacy Support Services
- Project Leadership
- Project Team Augmentation

Revenue Cycle

- RCM Advisory Services
- RCM Managed Services
- Staff Augmentation
- Revenue Integrity

CareCloud

Case Study

Acute Care Health System in the Northeast

240 Beds	500+ Providers	>3,800 Employees

medSR landed with Technology Assessment and expanded to placing an Interim CIO and then multiple Revenue Cycle Services. Our expansion is not complete since we still have $400k in potential opportunities in our pipeline.



Revenue
$1,200,000.00
$1,000,000.00
$800,000.00
$600,000.00
$400,000.00
$200,000.00
$0.00
2015
2020
2021
2022
Interim Revenue Cycle Manager, Claim Edit Activation, and Staff Augmentation in our Revenue Cycle Practice
$1,140,000.00
Interim CIO Staffing in our Advisory Practice
$400,000.00
Initial Technology Assessment in our Advisory Practice
$30,000.00

CareCloud

Fiscal Growth

medSR

>170% Growth

Revenue Cycle Practice

- New Managed Services offerings has driven growth
- Signed 2-year credentialing with 157 bed / 26 clinic rehab hospital in the Southeast U.S.

>110% Growth

Technology Transformation (MEDITECH)

- Closed 3 MEDITECH implementation opportunities
- Numerous optimization projects and staff augmentation opportunities

NEW

Supply Chain Practice

- Signed 1 year Supply Chain optimization agreement with 300 bed pediatric hospital in the Eastern U.S.
- Numerous opportunities in the pipeline

CareCloud



Thank You



CareCloud

Karl Johnson

President
CareCloud Force

The Opportunity Landscape of Healthcare

Addressable Market

1.1 Million
Physicians

6,090
Hospitals

500+
EHR Vendors

1,500+
Billing Companies

CareCloud

Healthcare Market Trends – U.S.


TOTAL HEALTHCARE SPEND
$4.1 T
$6.2 T
$8.3 T
2020
2028
2040
CMS/Deloitte
CLOUD TECHNOLOGY SPEND
+33%
$8.5 B
$11.4 B
2019
2020
Deloitte
PHYSICIAN REVENUE
$252 B
$288 B
2021
2029
Fortune Business Insights
HOSPITAL REVENUE
$1.3 T
2021
7.62% Compound Annual Growth Rate
2022-2030
Grand View Research

GROWTH DRIVERS

- Technology-Enabled RCM
- Value-Based Care
- Telehealth
- Chronic Care Management
- Remote Patient Monitoring

CareCloud

CareCloud's End-to-End Solutions

TECHNOLOGY-ENABLED SOLUTIONS

- Business Intelligence
- Robotic Process Automation
- Release of Information
- Interoperability
- Medical Coding
- Provider Credentialing

DIGITAL HEALTH SOLUTIONS

- Chronic Care Management
- Remote Patient Monitoring
- Telemedicine Solutions

CORE CLOUD-BASED SOFTWARE

- Electronic Health Records
- Practice Management Software
- Patient Experience Management
- Customized Cloud Applications

REVENUE CYCLE MANAGEMENT

HEALTHCARE IT CONSULTING & STAFFING

- Workforce Augmentation
- EHR Optimization & PMO Services
- IT Transformation Consulting
- Activation-as-a-Service & Training
- Hospital RCM Process Improvement
- Technology Services

ADDITIONAL PROVIDER SERVICES

- Group Purchasing Organization
- Medical Practice Management Services
- 3rd Party Connected/Mobile Apps
- Print Fulfillment

CareCloud

Growth Strategy Building Blocks

Expand Sales

- Ongoing investments in S&M
- Leverage onshore/offshore scalability and efficiency gains
- Optimize data-driven processes and KPI management

+

New Logo Organic Growth

- Grow market share by adding net new customers
- Expand into hospital owned groups
- Evolve digital marketing and awareness initiatives
- New digital offerings and next generation of healthcare solutions

+

Client Expansion

- Leverage cross-selling opportunities to expand share-of-wallet
- RCM add-on for SaaS (1,000+)
- CCM/RPM driven to client base
- Merit-Based Incentive Payment System (MIPS)

+

Acquisitions

- Proven industry consolidator
- Selective M&A
- Synergistic fit with complimentary services
- Opportunity to leverage efficiencies and lower costs to grow adjusted EBITDA

+

Partnerships

- Turn smaller competitors into customers
- FORCE: leverage CareCloud's technology and/or on-demand workforce capabilities
- Channel partner strategies to resell our software and services

CareCloud

Growth Team – Sales & Marketing

11X GROWTH

2019 — 1 figure

2022 — 11 figures

Sales • SDRs • Marketing • Professional Services • Solution Consultants • Growth Leadership

(figure icon) = 5

Sales KPIs (Quantifiable Measures)

- Quota Performance
- Customer Acquisition Cost
- Close Rate Analysis
- Loss Reason Analysis

CareCloud

Growth Initiatives

Digital Marketing

Lead Generation Improvement

- SEM/Website Optimization
- Social Media Engagement
- Remarketing Initiatives
- Lead Nurturing Programs
- Client Newsletters



EVERY DAY, WE HELP
THOUSANDS OF PROVIDERS
ENHANCE PATIENT EXPERIENCE
Karl Johnson • 1st
Revenue cycle management support services can help fill in the gaps in your administrative billing processes, so you can focus on what really matters, patient care. #RCM
20%
Four Consequences of Poor Revenue Cycle Manage
wellness
Chronic Care Management at no additional operating cost and burden to your practice.

Tradeshows & Events

13
National Tradeshows

- National Tradeshows
- Regional Conferences
- Thought Leadership Events
- Speaking Engagements
- National Sales Meeting



RSNA
BECKER'S HEALTHCARE
hfma
MGMA
CareCloud's Wellness Platform Featured on
Ladenburg Thalmann's Duologue Series

CareCloud

Growth Initiatives

Awards & Recognition

ONC Certification

- Toyota Supplier Excellence Award
- Recognized in 2022 Best in KLAS Small Practice Ambulatory EMR/PM Category
- Business.com Best Medical Billing Service
- Business News Daily Best Workflow-Best Medical Software Review
- Market Leader FeauturedCustomers' 2022 Medical PM Software Customer Success Report

CareCloud

BEST IN KLAS SMALL PRACTICE AMBULATORY EMR/PM (≤10 PHYSICIANS) 2022

featuredcustomers 2022 Medical Practice Management Software MARKET LEADER




The Best Medical Billing Services of 2022



Product Evolution

3

Product Launches

- CareCloud Remote
- Chronic Care Management
- Remote Patient Monitoring
- Brand Consolidation

HOME HEALTHCARE — CareCloud remote

DIGITAL HEALTH — CareCloud wellness
- Chronic Care Management
- Remote Patient Monitoring

CareCloud

talkEHR™ MERIDIAN MEDICAL MANAGEMENT a CareCloud company

medSR PrecisionBI®

Recurring Bookings



Technology-Enabled Services
CareCloud Force
CareCloud Wellness
$8
$6
$4
$2
$0
Millions
Q1 2022
Q2 2022
Q3 2022
$15
$12
$9
$6
$3
$0
Millions
YTD 2021*
YTD 2022*
*thru September 30, 2021
*thru September 30, 2022

CareCloud

CareCloud



Thank You



CareCloud

Adeel Sarwar

Chief Technology Officer

CareCloud's End-to-End Solutions

TECHNOLOGY-ENABLED SOLUTIONS

- Business Intelligence
- Robotic Process Automation
- Release of Information
- Interoperability
- Medical Coding
- Provider Credentialing

DIGITAL HEALTH SOLUTIONS

- Chronic Care Management
- Remote Patient Monitoring
- Telemedicine Solutions

CORE CLOUD-BASED SOFTWARE

- Electronic Health Records
- Practice Management Software
- Patient Experience Management
- Customized Cloud Applications

REVENUE CYCLE MANAGEMENT

HEALTHCARE IT CONSULTING & STAFFING

- Workforce Augmentation
- EHR Optimization & PMO Services
- IT Transformation Consulting
- Activation-as-a-Service & Training
- Hospital RCM Process Improvement
- Technology Services

ADDITIONAL PROVIDER SERVICES

- Group Purchasing Organization
- Medical Practice Management Services
- 3rd Party Connected/Mobile Apps
- Print Fulfillment

Product Journey

2003-2004
Practice Management System, Revenue Cycle Management, Clearing House

2005
Electronic Health Record (First Generation)

2006
Claim Scrubbing Engine

2007
Patient Experience Management

2008
Electronic Health Record (Second Generation)

2009
Mobile Health Product Suite, Revenue Cycle Management (Second Generation)

2012
Electronic Health Record (Third Generation)

2015
Electronic Health Record (Fourth Generation)

2017
RCM (Third Generation)

2018
Telehealth

2020
Patient Experience Management, Precision BI, Robotic Process Automation

2021
CareCloud Connector

2022
CareCloud Wellness

CareCloud

EHR Platforms

CareCloud charts



talkEHR



CareCloud

Next Generation EHR

Value-Based Care

Real-Time Collaboration with Care Team

Global Search

Ready-To-Use Highly Customizable Clinical Content

Integrated Remote Patient Monitoring

EHR On-the-Go

CareCloud

Patient Experience Management

- Eligibility Verifications
- Appointment Reminders
  Text Messages, Emails & Calls
- Balance Reminders
- Patient App
  [iOS + Android]

CareCloud breeze


breeze
Dr. Ellie Burton
$16
Dairme Olive
breeze
Select an appointment to check in to
Today, Aug 1st
Start Check In

CareCloud

Mobile Health

Home
Healthcare App

EHR
On-the-Go

New Rx
Refill Rx

Clinical Charts
Dictation

CareCloud

Analytics

PrecisionBI®

Has the capability of integrating with a broad range of industry platforms.


ICD-10
Rx

Epic

Allscripts®

talkEHR™

Greenway Health™

VertexDr®

athenahealth

eClinicalWorks

CareCloud

Automation

Microbots



Microbots are "Digital Workers" that use Microservices & APIs enabling simple handshakes between disparate EHR, PM and Enterprise systems to automate repetitive, manual tasks

Claim Status	Eligibility Denial	Medical Record Attachments
Authorization Confirmation	Contract Payment Alerts	Self-Pay Eligibility
Payment Posting	Timely Filing Alerts	Auto Adjustments
Appeals	Health & Wellness Checks	Machine Learning & Custom Models

CareCloud

Automation

Microbots

Have the capability of integrating with a broad range of industry platforms.

Epic
Allscripts
nextgen healthcare
CHANGE HEALTHCARE
athenahealth
eClinicalWorks
Centricity Practice Solution
WAYSTAR
talkEHR
Availity
VertexDr
central
PrecisionBI

CareCloud

Interoperability


REST
HL7
XML
CCDA
FHIR

CareCloud

Interoperability



FHIR
CareCloud
connector
CCDA



RCE
QHIN
QHIN
QHIN
QHIN
QHIN
Provider
Health Information Exchange
Health System EHR
Pharmacy Health IT System
Consumer App
End User of EHR
Individual
Consumer App
Provider
Pharmacy
Pharmacy

CareCloud

Clearinghouse



Errors
Claim Scrubbing Rules
Passed
Claims
Electronic Health Records
Revenue Cycle Management
Practice Management Software
Clearinghouse

CareCloud

Global Technology Team


50
Onshore
500+
Offshore



Thank You



Dr. Iram Fatima

Chief Operating Officer,
EHR & Digital Health

Healthcare for Everyone

CareCloud wellness

Chronic Care Management

Remote Patient Monitoring

CareCloud

The Burden of Chronic Diseases on the U.S.



99%
Medicare spending from chronic patients

6 of 10
Americans have at least 1 or more chronic conditions

$3.7T
Healthcare expenditure from chronic & mental conditions

90% of National Expenditure

7 of 10
Deaths were caused by chronic conditions in 2014

50%
Adult Americans that have a chronic condition which will shorten their life expectancy

CareCloud

Value of CareCloud Wellness

CareCloud wellness

Frequent coordination by CCW Care Team improves patient satisfaction

Ongoing management of chronically ill patients decreases hospitalization

Patients gain enhanced care with proactive support

Providers gain peace of mind from additional record reconciliation

Continuous tracking of a practice's program eligibility leads to increased office visits

Easy to use and manage

Increased practice growth at no additional cost

Real-time data-driven care delivery to patients

Addresses staffing challenges by removing the burden from current provider team

CareCloud

What is a Chronic Care Management Program?

CareCloud wellness

2+ Chronic Conditions
Last visit within 12 months



Program Goals

The service is provided through non-face-to-face patient interactions every month. This includes time spent on a patient's health (minimum 20 min) related to activities outside their regular office visits.

U.S.-certified Care Managers talk to patients and create care plans highlighting their health-related goals, barriers to healthy daily living, medication reconciliation and disease progression. The Care Managers keep track and ensure patients follow health guidelines prescribed by their healthcare providers.



- Structured care planning and digital recording of patient health information
- Customized to address patient health concerns in the comfort of their home
- Significantly contributes to improving patient health outcomes by active engagement and complex care coordination
- Generate recurring revenue and improve physician performance measures

CareCloud

What is a Remote Patient Monitoring Program?

CareCloud wellness


Remote
Patient
Monitoring

Remote Patient Monitoring

- The ability to monitor certain markers of a patient's health outside the medical facility. The data driving RPM falls under modern evidence-base medicine as data-driven-decision-making (DDDM).
- Many conditions can be managed using RPM including high blood pressure and sugar, weight, temperature, oxygen saturation, and fetal heart rate.
- Started as an elderly home preventive care, IOMTs are now used to effectively monitor and provide life saving tools for kids suffering from type 1 diabetes mellitus and asthma.

How It Works


Patient eligibility determination
Provider notification during a patient's in-person visit
Patient enrollment in the program and training
Dispensing of the free-of-cost monitoring device
Regular remote monitoring of vitals by certified care managers
Call patient and inform providers in case of any event *
Document care plan and reading in a chart note
Billed to insurance

*Readings will be monitored Monday through Friday between 9:00am and 5:00pm CST only.

CareCloud

Key Components

CareCloud wellness

CareCloud offers a complete turnkey solution that provides a way to:

- Optimize practice *revenue*
- Coordinate *referrals*
- *Easily bill* for CCM & RPM services
- Refill *prescriptions* under supervision
- *Improve communication* among other treating clinicians
- *Schedule appointments* within the provider's operational proximity

- Certified U.S.-based Care Managers
- Eligibility determination
- Free devices and inventory management (for RPM)
- Device troubleshooting
- Front desk and provider training
- Care plans per CMS standards
- Revenue Cycle Management
- Patient education content

CareCloud

Case Study: Rocky Mountain Internal Medicine

RMIM
ROCKY MOUNTAIN INTERNAL MEDICINE

- One of the Largest in the Denver Area
- Preventive, Acute & Chronic Healthcare
- 4 Clinics
- D.O.T. Examinations, Stress Test, Sleep Studies, Sigmoidoscopy, Radiology, Women Health, PFT, Audiometry

2018	2020	2021	2022
RCM Services	talkEHR + Patient Experience Management	Telehealth Services	CareCloud Wellness CCM+RPM

"Our practice serves many elderly patients with chronic conditions. Coming in for an appointment is a big deal for them as they may have to travel from rural areas or have a heightened concern of being exposed to illness at a clinic.

CareCloud's RPM has made a big impact for these patients by removing these barriers, which allows us to monitor their information daily without them having to come into the clinic."

– RMIM

CareCloud

The Next Generation Integrated Health Ecosystem



Cloud & Artificial Intelligence
Next Generation EHR

Digital Health
Wellness, Telehealth

Interoperability
Data Handling, PXM

Medical Billing
Revenue Cycle Management

Financial Decision Support
Workforce Extension, Healthcare Analytics

CareCloud

Foundation for Top-Line Growth with Strong Bookings


2022 Bookings
(*thru September 30, 2022)
CareCloud Force
40%
2022*
CareCloud Wellness
Technology-Enabled Services

- 92% patient retention in the program
- 5,000+ total lives served

CareCloud



Thank You



CareCloud

Bill Korn

Chief Financial Officer

Revenue Growth 2017 – 2021, plus 2022 Guidance

($ in millions)



$140
$120
$100
$80
$60
$40
$20
$0
$31.8
$50.5
$64.4
$105.1
$139.6
$140-143
2017
2018
2019
2020
2021
2022
Technology-enabled solutions
Professional IT services
Pure revenue cycle management
Medical practice management
Other services
Guidance range

CareCloud

Investors are cautioned that 2022 guidance involves risks and uncertainties that could cause actual results to differ materially from anticipated results.

2023 Revenue Considerations



FY 2022 to FY 2023 Revenue Outlook
($ in millions)
$140 -143
3
14
4
6
11
4
$142-146
FY 2022 Guidance
Existing customer growth
Revenue from new customers
CareCloud Wellness
Anticipated attrition (4% of revenue)
2 large hospitals completed integration in 2022
Anticipated guidance range
FY 2023 Outlook

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results.

2023 revenue outlook is based on preliminary estimates, which will likely change, and should not be considered "guidance," and does not include the impact of any future acquisitions.

2023 Adjusted EBITDA Margin Considerations


2021 Margins
2022 Margin Guidance
2023 Margin Outlook
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
19%
3%
7%
16%
18%
13%
9%
16%
19%
22%
9%
19%
HCIT - excl. Prof services
Prof. Services
Practice Management
Total
Direct costs
R&D
G&A
Sales/Marketing
Adjusted EBITDA

Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results.

2023 adjusted EBITDA margin outlook is based on preliminary estimates, which will likely change, and should not be considered "guidance," and does not include the impact of any acquisition.

See reconciliations of non-GAAP results in the Appendix

CareCloud

Capitalization as of December 9, 2022

	Common Stock	Series A Preferred Stock	Series B Preferred Stock
Stock Symbol	Nasdaq: MTBC	Nasdaq: MTBCP	Nasdaq: MTBCO
Stock Price[1]	$3.20	$26.60	$24.90
Outstanding Shares[1]	15.2 million	4.5 million	1.3 million
Equity Value	$49 million	$120 million	$33 million
Share Structure/ Terms	• Public Float: 9.9 M shares • Fully Diluted: 18.5 M shares • Insiders: ~35%	• Dividend: 11% of redemption value ($25.00), paid monthly • Non-convertible • Redeemable at $25.00 per share at Company's option • Redemption value: $113M	• Dividend: 8.75% of redemption value ($25.00), paid monthly • Non-convertible • Redeemable at $25.75 per share starting 2/2024, steps down to $25.00 by 2/2027 • Redemption value: $33 M



CareCloud Enterprise Value
$ Millions
$200
$150
$100
$50
$0
$49
$154
$0.6
$4.9
$198
Common Stock
Preferred Stock
Debt
Cash
Enterprise Value

CareCloud

1. Stock prices and shares as of December 9, 2022. Debt and cash as of September 30, 2022.

Impact of Redemption Using Different Share Prices

($ and shares in millions, except share prices)

	Price	Common Shares Sold	Common Outstanding	Dividends Saved in 2023	Dividends Saved in 2024
Sell common 12/31/2022 at $3.00 to redeem all Series A shares	$3.00	40.8	56.0	$12.4	$12.4
Sell common 6/30/2023 at $5.00 to redeem all Series A shares	$5.00	24.5	39.7	$6.2	$12.4
Sell common 12/31/2023 at $7.00 to redeem all Series A shares	$7.00	17.5	32.7	$0.0	$12.4
Sell common 12/31/2023 at $10.00 to redeem all Series A shares	$10.00	12.2	27.4	$0.0	$12.4
Sell common 12/31/2022 at $3.00 to redeem half of Series A shares, more on 6/30/2023 at $5.00 to redeem remainder	$3.75	32.7	47.9	$9.3	$12.4
Sell common 6/30/2023 at $5.00 to redeem half of Series A shares, more on 12/31/2023 at $7.00 to redeem remainder	$5.83	21.0	36.2	$3.1	$12.4

Potential Share Prices


2023
2024

- *While we can't predict our future share price, this analysis suggests to us that patience might let us create a higher eventual value for our common stock*

CareCloud

Stock Symbol Change January 10, 2023


MTBC INC
IS NOW
CARECLOUD INC
CareCloud
MTBC NasdaqListed
Nasdaq

Nasdaq

MTBC → CCLD

Tuesday, January 10, 2023

- Our Nasdaq stock symbol will change from MTBC to CCLD
- This will complete our transition:
  - In 2014, when we went public, we were known as Medical Transcription Billing Corp.
  - 75% of our revenue at that time was medical billing
  - During 2021, we changed our name to CareCloud, the name of a company we purchased in 2020, reflecting the fact that 84% of our revenue today comes from technology-enabled solutions
- Our preferred stock symbols will change at the same time
  - **Series A Preferred: MTBCP → CCLDP**
  - **Series B Preferred: MTBCO → CCLDO**
- Share counts and cost basis remain the same

CareCloud

Why CareCloud

- Leading cloud-based healthcare platform, with new digital health offerings, combined with low-cost offshore services team
- Record revenue growth driven by organic as well as strategic initiatives
- History of rapidly integrating large acquisitions driving enhanced scale
- 2022 revenue guidance of $140-143 million
- 2022 adjusted EBITDA guidance $22-24 million

Corporate
carecloud.com

Investor Relations
ir.carecloud.com

Bill Korn, CFO
bkorn@carecloud.com

Gene Mannheimer, Westwicke
carecloudIR@westwicke.com
417.753.2640

CareCloud

See reconciliations of non-GAAP results in the Appendix



Thank You

Q&A

CareCloud

ASK US A QUESTION

DROP YOUR QUESTIONS IN THE CHAT BOX FOR THESE PRESENTERS:

A. Hadi Chaudhry
Steve Link
Loraine Goetsch
Ali Shaukat
Carey Sambogna
Dashun Monk
Dwight Garvin
Karl Johnson
Adeel Sarwar
Dr. Iram Fatima
Bill Korn

Thank You

CareCloud

Corporate
carecloud.com

Investor Relations
ir.carecloud.com

Bill Korn, CFO
bkorn@carecloud.com

Gene Mannheimer, Westwicke
carecloudIR@westwicke.com
417.753.2640

APPENDIX

Adjusted EBITDA Margin Reconciliation

Adjusted EBTIDA	Year Ended December 31, 2021				Year Ending December 31, 2022			
	HCIT - excl. Prof services	Prof. Services	Practice Management	Total	HCIT - excl. Prof services	Prof. Services	Practice Management	Total
Net revenue	**$ 108,036**	**$ 19,044**	**$ 12,519**	**$ 139,599**	**$ 92,630**	**$ 33,900**	**$ 13,470**	**$ 140,000**
Operating income	2,248	1,151	130	3,529	587	5,051	628	6,266
Other income	145	-	-	145	71	-	-	71
Stock-based compensation expense	4,987	-	409	5,396	4,047	1,058	186	5,291
Depreciation and amortization	10,342	1,512	341	12,195	10,168	1,094	356	11,618
Transaction and integration costs	877	487	-	1,364	483	223	-	706
Net loss on lease termination, impairment and unoccupied lease charges	2,005	-	-	2,005	1,138	-	-	1,138
Change in contingent consideration	-	(2,515)	-	(2,515)	-	(3,090)	-	(3,090)
Adjusted EBITDA	**$ 20,604**	**$ 635**	**$ 880**	**$ 22,119**	**$ 16,494**	**$ 4,336**	**$ 1,170**	**$ 22,000**
Adjusted EBITDA Margin	**19%**	**3%**	**7%**	**16%**	**18%**	**13%**	**9%**	**16%**

2023 Adjusted EBITDA Outlook	Year Ending December 31, 2023			
	HCIT - excl. Prof services	Prof. Services	Practice Management	Total
Net revenue outlook	**$ 97,281**	**$ 34,109**	**$ 12,610**	**$ 144,000**
Operating income outlook	5,877	5,927	786	12,590
Stock-based compensation expense	4,294	960	175	5,429
Depreciation and amortization	7,829	781	181	8,791
Net loss on lease termination, impairment and unoccupied lease charges	190	-	-	190
Adjusted EBITDA outlook	**$ 18,190**	**$ 7,668**	**$ 1,142**	**$ 27,000**
Adjusted EBITDA Margin outlook	**19%**	**22%**	**9%**	**19%**

Please note that adjusted EBITDA is not audited and such information is subject to risks and uncertainties and should be reviewed in conjunction with GAAP financial results reported in the Company's Annual Report on Form 10-K.

Professional services results are approximate, and have been provided for illustrative purposes only.

The Company expects to finalize 2022 financial results and report audited financial results in the Annual Report on Form 10-K for the year ended December 31, 2022 to be filed with the SEC.

2023 outlook is based on preliminary estimates, which will likely change, and should not be considered "guidance," and does not include the impact of any future acquisitions.

CareCloud